UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2016

CYTOMX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37587	27-3521219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

343 Oyster Point Blvd.

Suite 100

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.Other Events.

On January 20, 2016, CytomX Therapeutics, Inc. issued a press release announcing that Bristol-Myers Squibb selected the third target under the Collaboration and License Agreement between them (the “Agreement”) and triggered a $10 million selection payment in accordance with the Agreement. The full text of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2016	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Cynthia J. Ladd
Cynthia J. Ladd
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 20, 2016.